EXHIBIT 4.1

026256 026379

COMMON STOCK

SMF

SMF ENERGY CORPORATION

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

CUSIP 78453M 10 9

SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFIES THAT

SPECIMEN

is the owner of

FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $.01 PAR VALUE, OF

SMF ENERGY CORPORATION transferable on the books of the Corporation in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be subject to all of the provisions of the Certificate of Incorporation, as amended, and the By-Laws of the Corporation, as amended (copies of which are on file at the office of the Transfer Agent), to all of which the holder of this Certificate, by acceptance hereof, assents. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

Chief Financial Officer

SMF ENERGY CORPORATION CORPORATE SEAL 2005 DELAWARE

Chief Executive Officer

Countersigned and Registered:
AMERICAN STOCK TRANSFER & TRUST COMPANY
(NEW YORK, NEW YORK)
Transfer Agent and Registrar

By

Authorized Signature

SMF ENERGY CORPORATION

THE CORPORATION WILL FURNISH TO EACH SHAREHOLDER UPON REQUEST AND WITHOUT CHARGE A FULL STATEMENT OF (A) THE DESIGNATIONS, RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS APPLICABLE TO EACH CLASS OF CAPITAL STOCK AUTHORIZED TO BE ISSUED; (B) THE VARIATIONS IN RIGHTS, PREFERENCES AND LIMITATIONS DETERMINED FOR EACH SERIES AUTHORIZED TO BE ISSUED WITHIN EACH SUCH CLASS; (C) IF THE CORPORATION IS AUTHORIZED TO ISSUE ANY CLASS OF PREFERRED SHARES IN SERIES, THE DESIGNATIONS, RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF EACH SUCH SERIES SO FAR AS THE SAME HAVE BEEN FIXED; AND (D) THE AUTHORITY OF THE BOARD OF DIRECTORS TO DETERMINE SUCH VARIATIONS FOR SUBSEQUENT SERIES.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM — as tenants in common
TEN ENT — as tenants by the entireties
JT TEN — as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT — .... Custodian ....
(Cust) (Minor)
under Uniform Gifts to Minors
Act ....
(State)

Additional abbreviations may also be used though not in the above list.

For value received, ______________________ *hereby sell, assign and transfer unto*

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

[ ]

____

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

____

____

____ *Shares*

of the common stock represented by this Certificate, and do hereby irrevocably constitute and appoint

____ *Attorney,*

to transfer the said shares on the books of the Corporation with full power of substitution.

Dated ______________________

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED: ____

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.